                                                                 Ex-99.17

   PROFORMA STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
   CRI Capital Accumulation Portfolio
   CRI Equity Portfolio
   August 31, 1995

                                                     CRI
                                                    Capital            CRI
                                                   Accumulation       Equity
                                                   Portfolio        Portfolio
                                                ---------------  ---------------

   ASSETS
   -----------------------------------------------------------------------------
   Investments in securities, at value -            $7,178,073       $2,660,866
    (Cost $5,686,897, $2,557,873
      and $8,244,770, respectively).
   Cash                                                372,693           54,801
   Interest and dividends receivable                     1,187            3,567
   Receivable for securities sold                      174,532           64,154
   Other assets                                         16,202         -
                                                ---------------  ---------------
     Total assets                                    7,742,687        2,783,388
                                                ---------------  ---------------

   LIABILITIES
   -----------------------------------------------------------------------------
   Payable to Calvert Asset Management Co., Inc.        24,812            1,423
   Payable for securities purchased                    105,758           25,691
   Accrued expenses and other liabilities             -                   1,349
                                                 --------------  ---------------
     Total liabilities                                 130,570           28,463
                                                 --------------  ---------------
        Net assets                                  $7,612,117       $2,754,925
                                                ===============  ===============


 PROFORMA STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
   CRI Capital Accumulation Portfolio
   CRI Equity Portfolio
   August 31, 1995



                                                    Proforma        Proforma
                                                    Adjustments      Combined
                                                  ------------------------------

   ASSETS
   -----------------------------------------------------------------------------
   Investments in securities, at value -               -             $9,838,939
    (Cost $5,686,897, $2,557,873
      and $8,244,770, respectively).
   Cash                                                -                427,494
   Interest and dividends receivable                   -                  4,754
   Receivable for securities sold                      -                238,686
   Other assets                                        -                 16,202
                                                  -------------  ---------------
     Total assets                                      -             10,526,075
                                                  -------------  ---------------

   LIABILITIES
   -----------------------------------------------------------------------------
   Payable to Calvert Asset Management Co., Inc.       -                 26,235
   Payable for securities purchased                    -                131,449
   Accrued expenses and other liabilities              -                  1,349
                                                  -------------  ---------------
     Total liabilities                                 -                159,033
                                                  -------------  ---------------
        Net assets                                     -             10,367,042
                                                  =============  ===============





   NET ASSETS
   -----------------------------------------------------------------------------

   Paid-in capital applicable to 328,606 outstanding
     shares of common stock, for the CRI Capital Accumu-
     lation Portfolio, $1.00 par value, (4,000,000 shares
     authorized) and for 154,804 outstanding shares,
     for the CRI Equity Portfolio, $1.00 par value,
     (2,000,000 shares authorized)                   5,807,783        2,573,770
   Accumulated net investment income -
     net of distributions                             (18,660)           14,034
   Accumulated realized gains/(losses) on investments -
     net of distributions                              331,818           64,128
   Net unrealized appreciation (depreciation) on
     investments                                     1,491,176          102,993
                                                ---------------  ---------------
        Net assets                                  $7,612,117       $2,754,925
                                                ===============  ===============


   NET ASSETS                                       $7,612,117       $2,754,925
                                                ===============  ===============

   SHARES OUTSTANDING                                  328,606          154,804
                                                ===============  ===============

   NET ASSET VALUE                                      $23.16           $17.80
                                                ===============  ===============

 Paid-in capital applicable to 328,606 outstanding
     shares of common stock, for the CRI Capital Accumu-
     lation Portfolio, $1.00 par value, (4,000,000 shares
     authorized) and for 154,804 outstanding shares,
     for the CRI Equity Portfolio, $1.00 par value,
     (2,000,000 shares authorized)                     -              8,381,553
   Accumulated net investment income -
     net of distributions                              -                (4,626)
   Accumulated realized gains/(losses) on investments -
     net of distributions                              -                395,946
   Net unrealized appreciation (depreciation) on
     investments                                       -              1,594,169
                                                 --------------  ---------------
        Net assets                                                   10,367,042
                                                 ==============  ===============


   NET ASSETS                                                        10,367,042
                                                                 ===============

   SHARES OUTSTANDING<F1>                                              447,583
                                                                 ===============

   NET ASSET VALUE                                                      $23.16
                                                                 ===============

<F1> The proforma combined shares outstanding consists of 328,606 shares of CRI Capital Accumulation Portfolio and 118,977 shares of CRI Equity Portfolio.

See Notes to Proforma Financial Statements.

   PROFORMA STATEMENT OF OPERATIONS (UNAUDITED)
   CRI Capital Accumulation Portfolio
   CRI Equity Portfolio
   Eight Months Ended August 31, 1995


                                                          CRI
                                                       Capital           CRI
                                                     Accumulation       Equity
                                                      Portfolio       Portfolio
                                                 --------------  ---------------

   INVESTMENT INCOME
   -----------------------------------------------------------------------------
   Interest Income                                     $5,704           $1,173
   Dividend Income                                     13,898           24,999
                                                 --------------  ---------------
     Total investment income                           19,602           26,172
                                                 --------------  ---------------

   EXPENSES
   Investment advisory fee                             32,958           11,148
   Contract services                                    1,097                5
   Custodian fee                                       -                    (4)
   Directors' fees and expense                          1,495               85
   Federal and state registration fees                    314         -
   Insurance                                               95         -
   Postage and delivery                                 2,038               68
   Printing and stationery                              3,200            1,134
   Professional fees                                      593              204
   Miscellaneous expenses                                 100         -
   Less: Reimbursement from Advisor                   -               -
                                                 --------------  ---------------
     Total expenses                                    41,890           12,640
                                                 --------------  ---------------

        NET INVESTMENT INCOME                        (22,288)           13,532
                                                 --------------  ---------------





                                                      Proforma        Proforma
                                                     Adjustments      Combined
                                                  ------------------------------

   INVESTMENT INCOME
   ------------------------------------------------ ----------------------------
   Interest Income                                     -                 $6,877
   Dividend Income                                     -                 38,897
                                                 -------------  ---------------
     Total investment income                           -                 45,774
                                                 -------------  ---------------

   EXPENSES
   Investment advisory fee                               2,776           46,882
   Contract services                                   -                  1,102
   Custodian fee                                       -                    (4)
   Directors' fees and expense                         -                  1,580
   Federal and state registration fees                 -                    314
   Insurance                                           -                     95
   Postage and delivery                                -                  2,106
   Printing and stationery                             -                  4,334
   Professional fees                                   -                    797
   Miscellaneous expenses                              -                    100
   Less: Reimbursement from Advisor                    -                      0
                                                  -------------  ---------------
     Total expenses                                      2,776           57,306
                                                  -------------  ---------------

        NET INVESTMENT INCOME                          (2,776)         (11,532)
                                                  -------------  ---------------





   REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
   -----------------------------------------------------------------------------


   Net realized gain (loss) on investments            591,972          133,085
   Change in unrealized appreciation
    or depreciation of investments                  1,409,604          261,805
                                                --------------  ---------------

   NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS                      2,001,576          394,890
                                                 --------------  ---------------

   NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                      $1,979,288         $408,422
                                                 ==============  ===============


   AVERAGE NET ASSETS                               6,232,443        2,570,062
                                                 ==============  ===============

   RATIO OF EXPENSES TO AVERAGE NET ASSETS              1.01%            0.74%


                                                 ==============  ===============

 REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
   -----------------------------------------------------------------------------

   Net realized gain (loss) on investments            -                725,057
   Change in unrealized appreciation
    or depreciation of investments                    -              1,671,409
                                                 --------------  ---------------

   NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS                        -              2,396,466
                                                 --------------  ---------------

   NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                      $ ($2,776)       $2,384,934
                                                 ==============  ===============


   AVERAGE NET ASSETS                                                8,802,505
                                                 ====            ===============

   RATIO OF EXPENSES TO AVERAGE NET ASSETS<F1>                           0.98%
                                                 ====            ===============


The  proforma  combined  statement  of  operations   presented  above  does  not
necessarity  reflect  what the  results  of  operations  would  have been if the entities had been merged on January 1, 1995.  In  addition,  the expenses do not include  the cost of merging  the two funds.  Investment  advisory  fees will be based on 0.80% average net assets of the combined fund.

<F1> Ratios of expenses to average net assets are annualized.


See Notes to Proforma Financial Statements.

                     Notes to Proforma Financial Statements
                       CRI Capital Accumulation Portfolio
                              CRI Equity Portfolio
                                 August 31, 1995
                                   (Unaudited)

     - Note A - General -

     The pro forma schedule of statements of assets and liabilities gives the effect of the proposed combination of the Portfolios. The combination is accounted for as a tax-free merger of investment companies. The proforma statement of operations presents the operations of the Portfolios on a combined basis and is presented for information purposes only: however it is not necessarily representative of what the combined result of the Portfolios would have been had the combination occurred at the beginning of the fiscal year. The combination would be accomplished by an exchange of shares of CRI Equity Portfolio for shares of CRI Capital Accumulation Portfolio at net asset value. CRI Capital Accumulation Portfolio and CRI Equity Portfolio are both series of Acacia Capital Corporation (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended ("Act"), as an open-end management investment company. The Fund operates as a series fund, each issuing a separate class of common stock. Shares of the CRI Capital Accumulation Portfolio and CRI Equity Portfolio are offered only to separate accounts of insurance companies at a price equal to their respective net asset values per share, without a sales charge.


     -  Note  B  -

     Significant   Accounting  Policies  -  Portfolio  Valuation:
     Investments in the Portfolios are valued as follows: (a) securities for which market quotations are readily available are valued at the most recent closing price, mean between bid and asked price, or yield equivalent as obtained from one or more market makers for such securities: (b) securities maturing within 60 days are valued at cost, plus or minus any amortized discount or premium, unless the Board of Directors determines such method not to be appropriate under the circumstances: and (c) fair values for all other securities and assets for which market quotations are not readily available are determined by the Advisor in good faith under the supervision of the Board of Directors. The Portfolios may enter into repurchase agreements with recognized financial institutions and in all instances hold the underlying securities with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

     Securities Transactions and Investment Income: Securities transactions are recorded on a trade basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of premium and discount on short-term investments, is recorded on the accrual basis.

     Federal Income Taxes: It is the policy of the Portfolios to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code available to certain investment companies, and to make distributions of taxable income and capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

     - Note C -

     Investment Advisory Fee And Other Transactions With Affiliates -
     The  combined  Portfolio's   Investment  Advisor  would  be  Calvert  Asset
     Management Company, Inc. For information on management fees and other transactions with affiliates see the Prospectus/Proxy Statement.

            PROFORMA STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                       CRI Capital Accumulation Portfolio
                              CRI Equity Portfolio
                                December 31, 1994



                                                         CRI
                                                       Capital            CRI
                                                      Accumulation       Equity
                                                      Portfolio        Portfolio
                                                    ---------------  -----------

   ASSETS
   -----------------------------------------------------------------------------
   Investments in securities, at value -                $2,492,148    $2,613,271
    (Cost $2,410,576, $2,772,084
      and $5,182,660, respectively).
   Cash                                                  4,968,242       336,358
   Interest and dividends receivable                        11,257         6,726
   Receivable for securities sold                          492,903         -
   Other assets                                                 95         -
                                                    ---------------  -----------
     Total assets                                        7,964,645     2,956,355
                                                    ---------------  -----------

   LIABILITIES
   -----------------------------------------------------------------------------
   Payable to Calvert Asset Management Co., Inc.             4,085         1,569
   Payable for securities purchased                      2,271,389       281,891
   Accrued expenses and other liabilities                      350           600
                                                    ---------------  -----------
     Total liabilities                                   2,275,824       284,060
                                                    ---------------  -----------
        Net assets                                      $5,688,821    $2,672,295
                                                    ===============  ===========




                                                         Proforma       Proforma
                                                        Adjustments     Combined
                                                    -- -------------------------

   ASSETS
   -----------------------------------------------------------------------------
   Investments in securities, at value -                    -         $5,105,419
    (Cost $2,410,576, $2,772,084
      and $5,182,660, respectively).
   Cash                                                     -          5,304,600
   Interest and dividends receivable                        -             17,983
   Receivable for securities sold                           -            492,903
   Other assets                                             -                 95
                                                    -- -------------  ----------
     Total assets                                           -         10,921,000
                                                    -- -------------  ----------

   LIABILITIES
   -----------------------------------------------------------------------------
   Payable to Calvert Asset Management Co., Inc.            -              5,654
   Payable for securities purchased                         -          2,553,280
   Accrued expenses and other liabilities                   -                950
                                                    -- -------------  ----------
     Total liabilities                                      -          2,559,884
                                                    -- -------------  ----------
        Net assets                                          -         $8,361,116
                                                    == =============  ==========



   NET ASSETS
   ----------------------------------------------------------------------------


   Paid-in capital applicable to 335,226 outstanding
     shares of common stock, for the CRI Capital Accumu-
     lation Portfolio, $1.00 par value, (4,000,000 shares
     authorized) and for 175,508 outstanding shares,
     for the CRI Equity Portfolio, $1.00 par value,
     (2,000,000 shares authorized)                       5,863,775     2,899,562
   Accumulated net investment income -
     net of distributions                                    3,628           502
   Accumulated realized gains/(losses) on investments -
     net of distributions                                (260,154)      (68,957)
   Net unrealized appreciation (depreciation) on
     investments                                            81,572     (158,812)
                                                    ---------------  -----------
        Net assets                                      $5,688,821    $2,672,295
                                                    ===============  ===========


   NET ASSETS                                           $5,688,821    $2,672,295
                                                    ===============  ===========

   SHARES OUTSTANDING                                      335,226       175,508
                                                    ===============  ===========

   NET ASSET VALUE                                          $16.97        $15.23
                                                    ===============  ===========


 NET ASSETS
   ----------------------------------------------------------------------------


   Paid-in capital applicable to 335,226 outstanding
     shares of common stock, for the CRI Capital Accumu-
     lation Portfolio, $1.00 par value, (4,000,000 shares
     authorized) and for 175,508 outstanding shares,
     for the CRI Equity Portfolio, $1.00 par value,
     (2,000,000 shares authorized)                            -        8,763,337
   Accumulated net investment income -
     net of distributions                                     -            4,130
   Accumulated realized gains/(losses) on investments
     net of distributions                                     -        (329,111)
   Net unrealized appreciation (depreciation) on
     investments                                              -         (77,240)
                                                    ---- -------------  --------
        Net assets                                                    $8,361,116
                                                    ==== ============= =========


   NET ASSETS                                                         $8,361,116
                                                    ====            ============

   SHARES OUTSTANDING                                                492,738 (1)
                                                    ====             ===========

   NET ASSET VALUE                                                        $16.97
                                                    ====             ===========



(1) The proforma combined shares outstanding consists of 335,226 shares of CRI Capital Accumulation Portfolio and 157,512 shares of CRI Equity Portfolio.

See Notes to Proforma Financial Statements.

                  PROFORMA STATEMENT OF OPERATIONS (UNAUDITED)
                       CRI Capital Accumulation Portfolio
                              CRI Equity Portfolio
                          Year Ended December 31, 1994

                                                      CRI

                                                    Capital           CRI
                                                  Accumulation       Equity
                                                   Portfolio       Portfolio
                                                 --------------  ---------------


   INVESTMENT INCOME
   ----------------------------------------------------------------------------
   Interest Income                                  -                    $88
   Dividend Income                                  $79,613           48,906
                                               --------------  ---------------
     Total investment income                         79,613           48,994
                                               --------------  ---------------

   EXPENSES
   Investment advisory fee                           39,358            9,773
   Contract services                                -                    431
   Custodian fee                                    -                    388
   Directors' fees and expense                        1,441              992
   Federal and state registration fees                   72               18
   Insurance                                            163         -
   Postage and delivery                                  61              140
   Printing and stationery                              157            4,176
   Professional fees                                  1,466            1,086
   Miscellaneous expenses                                27              205
   Less: Reimbursement from Advisor                  -                (2,723)
                                               --------------  ---------------
     Total expenses                                  42,745           14,486
                                               --------------  ---------------

        NET INVESTMENT INCOME                        36,868           34,508
                                               --------------  ---------------




                                                     Proforma        Proforma
                                                    Adjustments      Combined
                                                ------------------------------
   INVESTMENT INCOME
   ---------------------------------------------------------------------------


   Interest Income                                  -                    $88
   Dividend Income                                  -                128,519
                                                -------------  ---------------
     Total investment income                        -                128,607
                                                -------------  ---------------

   EXPENSES
   Investment advisory fee                           14,534           63,665
   Contract services                                -                    431
   Custodian fee                                    -                    388
   Directors' fees and expense                      -                  2,433
   Federal and state registration fees              -                     90
   Insurance                                        -                    163
   Postage and delivery                             -                    201
   Printing and stationery                          -                  4,333
   Professional fees                                -                  2,552
   Miscellaneous expenses                           -                    232
   Less: Reimbursement from Advisor                   2,723                0
                                                -------------  ---------------
     Total expenses                                  17,257           74,488
                                                -------------  ---------------

        NET INVESTMENT INCOME                      (17,257)           54,119
                                                -------------  ---------------



   REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
   ----------------------------------------------------------------------------


   Net realized gain (loss) on investments        (260,154)         (51,195)
   Change in unrealized appreciation
    or depreciation of investments                (358,629)        (242,697)
                                               --------------  ---------------

   NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS                    (618,783)        (293,892)
                                               --------------  ---------------

   NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                    ($581,915)       ($259,384)
                                               ==============  ===============


   AVERAGE NET ASSETS                            5,418,204        2,539,944
                                               ==============  ===============

   RATIO OF EXPENSES TO AVERAGE NET ASSETS           0.79%            0.57%

                                               ==============  ===============

 REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
   ----------------------------------------------------------------------------


   Net realized gain (loss) on investments         -              (311,349)
   Change in unrealized appreciation
    or depreciation of investments                 -              (601,326)
                                                -------------  ---------------

   NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS                     -              (912,675)
                                                -------------  ---------------

   NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                    ($17,257)       ($858,556)
                                                =============  ===============


   AVERAGE NET ASSETS                                            7,958,148
                                                               ===============

   RATIO OF EXPENSES TO AVERAGE NET ASSETS                            0.94%
                                                               ===============


The proforma combined statement of operations presented above does not necessarity reflect what the results of operations would have been if the entities had been merged on January 1, 1994. In addition, the expenses do not include the cost of merging the two funds. Investment advisory fees will be based on 0.80% average net assets of the combined fund.

See Notes to Proforma Financial Statements.

                     Notes to Proforma Financial Statements
                       CRI Capital Accumulation Portfolio
                              CRI Equity Portfolio
                                December 31, 1994
                                   (Unaudited)

     - Note A -

     General - The pro forma schedule of statements of assets and liabilities gives the effect of the proposed combination of the Portfolios. The combination is accounted for as a tax-free merger of investment companies. The proforma statement of operations presents the operations of the Portfolios on a combined basis and is presented for information purposes only: however it is not necessarily representative of what the combined result of the Portfolios would have been had the combination occurred at the beginning of the fiscal year. The combination would be accomplished by an exchange of shares of CRI Equity Portfolio for shares of CRI Capital Accumulation Portfolio at net asset value. CRI Capital Accumulation Portfolio and CRI Equity Portfolio are both series of Acacia Capital Corporation (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended ("Act"), as an open-end management investment company. The Fund operates as a series fund, each issuing a separate class of common stock. Shares of the CRI Capital Accumulation Portfolio and CRI Equity Portfolio are offered only to separate accounts of insurance companies at a price equal to their respective net asset values per share, without a sales charge.


     -  Note  B  -

     Significant   Accounting  Policies  -  Portfolio  Valuation:
     Investments in the Portfolios are valued as follows: (a) securities for which market quotations are readily available are valued at the most recent closing price, mean between bid and asked price, or yield equivalent as obtained from one or more market makers for such securities: (b) securities maturing within 60 days are valued at cost, plus or minus any amortized discount or premium, unless the Board of Directors determines such method not to be appropriate under the circumstances: and (c) fair values for all other securities and assets for which market quotations are not readily available are determined by the Advisor in good faith under the supervision of the Board of Directors. The Portfolios may enter into repurchase agreements with recognized financial institutions and in all instances hold the underlying securities with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

     Securities Transactions and Investment Income: Securities transactions are recorded on a trade basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of premium and discount on short-term investments, is recorded on the accrual basis.

     Federal Income Taxes: It is the policy of the Portfolios to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code available to certain investment companies, and to make distributions of taxable income and capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

     - Note C -

     Investment Advisory Fee And Other Transactions With Affiliates -
     The  combined  Portfolio's   Investment  Advisor  would  be  Calvert  Asset
     Management Company, Inc. For information on management fees and other transactions with affiliates see the Prospectus/Proxy Statement.

                      ACACIA CAPITAL CORPORATION
       CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO
                  CALVERT RESPONSIBLY INVESTED EQUITY PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                           AUGUST 31, 1995 (UNAUDITED)


EQUITY SECURITIES (94.9%)                    Shares         Value    net assets
---------------------------------------------------------------------------


  Airline (1.0%)
      Atlantic Coast Airlines, Inc. (1)      2,000       $15,250
      AMR Corp.                                700        49,350
      Comair Hldgs, Inc.                     1,500        37,875
                                                     ------------
                                                         102,475      0.99%
                                                     ------------

  Auto (0.8%)
      Federal Mogul Corp.                   3,750         83,438
                                                     ------------
                                                          83,438      0.80%
                                                     ------------

  Biotechnology (0.7%)
      Amgen, Inc. (1)                        1,600        76,600
                                                     ------------
                                                          76,600      0.74%
                                                     ------------

  Business Equipment and Services (0.6%)
     Corporate Express, Inc. (1)             1,500        35,063
     U.S. Office Products Co.                1,400        24,150
                                                     ------------
                                                          59,213      0.57%
                                                     ------------

  Capital Goods (0.6%)
     Hubbell, Inc., Class B                  1,100        64,488
                                                     ------------
                                                          64,488      0.62%
                                                     ------------

  Chemicals (2.2%)
     Minerals Technologies, Inc. (1)           600        21,750
     Morton International, Inc.              2,100        68,250
     Praxair, Inc.                           3,700        96,200
     Sigma Aldrich Corp.                       900        43,200
                                                     ------------
                                                         229,400      2.21%
                                                     ------------

  Communication Equipment (3.8%)
     Cisco Systems, Inc. (1)                 1,700       111,563
     Colonial Data Technologies              2,500        45,313
     DSC Communications Corp.                  600        31,500
     Itron, Inc. (1)                         2,500        62,500
     Spectran Corp. (1)                        500        23,125
     Teltrend, Inc.                          3,000        70,500
     Vtel Corp. (1)                          2,500        51,250
                                                     ------------
                                                         395,750      3.82%
                                                     ------------

  Computers - Equipment and Services (0.6%)
     Digital Equipment Corp. (1)             1,500        62,625
                                                     ------------
                                                          62,625      0.60%
                                                     ------------
                                                     ------------

  Computers - Software (10.5%)
     Cheyenne Software, Inc. (1)             1,600        33,000
     Computer Associates International, Inc. 1,600       111,200
     Compuware Corp.                         1,400        32,249
     Datalogix International, Inc. (1)       2,500        58,750
     Excalibur Technologies Corp. (1)        3,000        49,500
     Imnet Systems, Inc.                     7,000       129,500
     Legato Systems, Inc.                    2,000        47,000





                           ACACIA CAPITAL CORPORATION
           CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO
                  CALVERT RESPONSIBLY INVESTED EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           AUGUST 31, 1995 (UNAUDITED)



EQUITY SECURITIES (CON'T)                    Shares         Value
------------------------------------------------------------------------------


  Computers - Software Continued
     Macromedia, Inc. (1)                    1,100       $54,725
     Mercury Interactive Corp.               2,000        45,250
     Microsoft Corp. (1)                       900        83,250
     Network Gen Corp.                       1,500        52,781
     Number Nine Visual Technology             800        14,756
     Oracle Sys Corp. (1)                    1,650        66,206
     Softkey International, Inc. (1)         1,500        59,813
     Sterling Software, Inc. (1)             1,100        49,088
     Symantec Corp. (1)                      1,500        43,313
     Syncronys Softcorp                      1,100        28,600
     Touchstone Software Corp.               2,000        31,000
     Veritas Software Co.                    2,000        51,000
     Viasoft, Inc.                           4,500        47,250
                                                     ------------
                                                                      10.50%
                                                     ------------

  Computers - Systems (6.0%)
     3d Sys Corp.                              566         9,268
     Adaptive Solutions, Inc.                5,500        37,125
     Asyst Technologies, Inc. (1)            1,000        45,250
     Bay Networks, Inc. (1)                  1,800        85,500
     Data Race, Inc. (1)                     5,000        32,188
     Discreet Logic (1)                      2,000        81,000
     Gandalf Technologies, Inc.              8,000        61,500
     Mentor Graphics Corp. (1)               1,300        25,025
     Meridian Data, Inc.                     3,600        31,050
     Microcom, Inc.                          2,000        40,000
     Networth, Inc.                          3,000        45,750
     Optical Data Sys, Inc. (1)              1,300        42,575
     Rasterops                               3,500        34,563
     Verifone, Inc. (1)                      2,000        56,750
                                                     ------------
                                                         627,543       6.05%
                                                     ------------
                                                     ------------

  Consumer Products (2.4%)
    Black and Decker Corp.                   4,000       129,500
    Masco Corp.                              2,200        61,600
    Whirlpool Corp.                          1,100        59,950
                                                     ------------
                                                         251,050      2.42%
                                                     ------------

  Cosmetics (0.5%)
     Guest Supply, Inc. (1)                  1,500        49,500
                                                     ------------
                                                          49,500      0.48%
                                                      ------------
                                                      ------------

  Delivery (0.8%)
     Federal Express Corp. (1)               1,200        86,100
                                                      ------------
                                                          86,100      0.83%
                                                      ------------

  Electrical Equipment (2.0%)
     AFC Cable Sys, Inc. (1)                 2,900        58,000
     Checkpoint Sys, Inc. (1)                3,000        72,000
     Kulicke & Soffa Inds, Inc. (1)          2,000        77,750
                                                      ------------

                                                         207,750     2.00%
                                                      ------------

                           ACACIA CAPITAL CORPORATION
           CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO
                  CALVERT RESPONSIBLY INVESTED EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           AUGUST 31, 1995 (UNAUDITED)


EQUITY SECURITIES (CON'T)                   Shares         Value
------------------------------------------------------------------------------


  Electronics - Defense (1.3%)
     Alpha Inds, Inc. (1)                    4,000       $68,500
     Trimble Navigation Ltd.                 2,000        64,250
                                                     ------------
                                                         132,750    1.28%
                                                     ------------

  Electronics - Instruments (3.2%)
     Intermagnetics Gen Corp.                2,575        43,453
     Sensormatic Electronics Corp. (1)       2,800        58,800
     Ultratech Stepper, Inc.                 2,500        98,750
     U.S. Order, Inc.                        3,000        66,750
     Veeco Instrs, Inc.                      3,000        67,500
                                                     ------------
                                                         335,253    3.23%
                                                     ------------

  Electronics - Semiconductors (11.4%)
     Adaptec, Inc. (1)                       2,200        93,500
     Anadigics, Inc. (1)                     1,000        30,000
     Brooktree Corp.                         1,500        29,813
     Chips & Technologies, Inc. (1)          4,000        55,000
     E M C Corp. (1)                         5,300       108,650
     Flextronics International               1,200        26,100
     GaSonics International, Inc. (1)        1,400        48,650
     Input/Output, Inc. (1)                  1,600        59,600
     Intel Corp.                             1,800       110,475
     OEA, Inc.                               1,100        33,000
     Ontrak Sys, Inc.                        1,800        48,375
     Photronic, Inc. (1)                     1,750        61,223
     PRI Automation, Inc. (1)                1,000        37,750
     Quality Semiconductor, Inc.             2,000        34,500
     Sanmina Corp. (1)                         500        22,750
     Seeq Technology, Inc.                  15,000        53,438
     Semiconductor Pkg Materials, Inc.       4,800        60,000
     Sierra Semi Conductor Corp. (1)         1,000        49,375
     Solectron Corp. (1)                     1,500        53,250
     Uniphase Corp. (1)                      1,500        47,438
     Vishay Intertechnology, Inc.            1,730        70,065
     Zilog, Inc. (1)                         1,000        44,500
                                                     ------------
                                                                     11.36%
                                                     ------------

  Entertainment (0.6%)
     Sanctuary Woods Multimedia Corp.        9,000        59,625
                                                     ------------
                                                          59,625      0.58%
                                                     ------------


  Freight Transportation (1.3%)
    Ryder System, Inc.                       3,000        72,750
    TNT Freightways Corp. (1)                3,000        62,250
                                                     ------------
                                                         135,000      1.30%
                                                     ------------

  Financial Services (8.0%)
     BankAmerica Corp.                       1,500        84,750
     Chemical Bkg Corp.                      1,900       110,675
     Citicorp                                  400        26,550



                           ACACIA CAPITAL CORPORATION
           CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO
                  CALVERT RESPONSIBLY INVESTED EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           AUGUST 31, 1995 (UNAUDITED)


EQUITY SECURITIES (CON'T)                   Shares         Value
-------------------------------------------------------------------------------

  Financial Services Continued
     Dean Witter Discover & Co.             1,500       $76,500
     Federal Home Loan Mortgage Corp.       1,400        89,950
     First USA, Inc.                        1,100        50,600
     Glendale Federal Bank Federal
        Savings Bank (1)                    4,800        75,600
     Green Tree Finl Corp.                  1,900       110,675
     Grupo Financiero Serfin, S.A. (1)      3,300        16,500
     ISB Financial Corp. (1)                4,500        69,750
     Price T. Rowe & Associates, Inc.       1,800        85,500
     Roosevelt Finl Group, Inc.             1,800        32,625
                                                    ------------
                                                        829,675        8.00%
                                                    ------------

  Health Care (4.5%)
     American Homepatient, Inc. (1)         1,000        29,000
     CRA Managed Care, Inc. (1)             2,000        41,000
     Health Care & Retirement  Corp. (1)    1,600        50,400
     Healthcare Compare Corp. (1)           1,300        48,913
     Healthsource, Inc. (1)                 1,000        40,000
     Healthsouth Corp. (1)                  3,500        82,688
     Manor Care, Inc.                       2,300        74,463
     OccuSystems, Inc. (1)                  2,000        42,000
     United Healthcare Corp. (1)            1,500        63,375
                                                    ------------
                                                        471,838       4.55%
                                                    ------------

  Industrial Products (1.2%)
     Applied Materials, Inc. (1)            1,200       124,800
                                                    ------------
                                                        124,800       1.20%
                                                    ------------

  Insurance (2.3%)
     AFLAC, Inc.                            1,100        44,963
     American Bankers Ins Group, Inc.         700        24,325
     Chubb Corp.                            1,000        91,250
     USF&G Corp.                            4,200        76,179
                                                    ------------
                                                        236,717       2.28%
                                                    ------------

  Leisure (0.5%)
     Carnival Corp., Class A                2,100        45,675
     Challenger International Ltd.          1,000         5,438
                                                    ------------
                                                         51,113       0.49%
                                                    ------------
  Machinery  (1.5%)
     Consorcio G Grupo Dina, S.A.           8,200        27,675
     Deere & Co.                              800        68,400
     Giddings & Lewis, Inc.                 3,700        60,588
                                                    ------------
                                                        156,663       1.51%
                                                    ------------

  Machine Tools (0.7%)
     FSI Intl, Inc. (1)                     2,000        70,500
                                                    ------------
                                                         70,500       0.68%
                                                    ------------





                           ACACIA CAPITAL CORPORATION
           CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO
                  CALVERT RESPONSIBLY INVESTED EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           AUGUST 31, 1995 (UNAUDITED)


EQUITY SECURITIES (CON'T)                   Shares         Value
-----------------------------------------------------------------------------


  Manufacturing (0.4%)
     Wabash National Corp.                  1,000       $36,500
                                                    ------------
                                                         36,500       0.35%
                                                    ------------
  Medical Devices & Supplies (5.6%)          1,900        45,125
     ALZA Corp. (1)                          1,200        64,200
     Cardinal Health, Inc.                   4,000        44,625
     Diametrics Med, Inc.                    1,250        34,063
     Heart Technology, Inc. (1)              3,000        36,375
     Inhale Therapeutic Sys                  2,500        25,313
     North American Vaccine, Inc. (1)        3,000        79,875
     Research Inds Corp. (1)                   500         7,500
     Resmed, Inc. (1)                        3,000        53,250
     Respironics, Inc. (1)                   1,000        24,750
     Sofamor/Danek Group, Inc. (1)           2,000        58,750
     Steris Corp. (1)                        5,100       103,275
     Ventritex, Inc. (1)                             ------------
                                                         577,100
                                                     ------------     5.57%

  Oil & Gas (0.4%)                           2,500        40,625
     Belden & Blake Corp. (1)                        ------------
                                                          40,625
                                                     ------------     0.39%


  Pharmaceutical (1.3%)                      6,500        56,469
     Columbia Labs, Inc.                     1,500        74,813
     Merck & Co., Inc.                               ------------
                                                         131,281
                                                     ------------     1.27%


  Real Estate (0.8%)                         2,000        40,250
     General Growth Properties, Inc.         1,200        37,800
     Post Properties, Inc.                           ------------
                                                          78,050
                                                     ------------     0.75%


  Recycling (0.5%)                           2,500        50,625
     Imco Recycling, Inc.                            ------------
                                                          50,625
                                                     ------------      0.49%


  Restaurants (1.6%)                         2,800        36,750
     Buffets, Inc. (1)                       1,800        51,525
     Cheesecake Factory, Inc. (1)            3,000        79,875
     Daka Intl, Inc. (1)                             ------------
                                                         168,150
                                                     ------------      1.62%


  Retail  (7.5%)                             1,600        43,000
     Autozone, Inc. (1)                      2,000        78,250
     Barnes & Noble, Inc. (1)                3,200        26,800
     Bombay, Inc. (1)                        1,900        51,300
     Federated Department Stores, Inc. (1)   1,900        61,038
     Gap, Inc.                               2,000        59,500
     Gymboree Corp. (1)                      1,500        15,750
     Lechters, Inc. (1)                      4,200        95,775
     Liz Claiborne, Inc.                     2,100        65,888
     Mens Wearhouse, Inc. (1)                2,500       118,125
     Movie Gallery, Inc. (1)




                           ACACIA CAPITAL CORPORATION
           CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO
                  CALVERT RESPONSIBLY INVESTED EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           AUGUST 31, 1995 (UNAUDITED)


EQUITY SECURITIES (CON'T)                    Shares         Value
-------------------------------------------------------------------------------


  Retail Continued
     Revco D.S., Inc. (1)                    2,100       $41,475
     Sunglass Hut International, Inc. (1)    1,000        42,500
     Toys R' Us, Inc. (1)                    2,000        52,000
     Whole Foods Mkt, Inc. (1)               2,500        30,469
                                                     ------------
                                                         781,869       7.54%
                                                     ------------
  Specialized Services  (3.0%)
     Ambassadors International, Inc.         5,000        57,500
     Devry, Inc.                             2,000        44,250
     Equifax, Inc.                           1,175        45,678
     Gartner Group, Inc., Class A (1)        1,000        28,375
     Lo Jack Corp.                           4,000        52,000
     VSI Enterprises, Inc.                  14,900        58,669
     Webb Del Corp.                          1,200        22,350
                                                     ------------
                                                         308,822       2.98%
                                                     ------------

  Telecommunications (2.7%)
     Compania de Telefonos de Chile, S.A.    1,200        87,600
     Mobile Telecommunication Technologies
       Corp. (1)                             2,000        61,500
     Telefonica de Argentina, S.A., Class B  2,800        69,300
     Telefonos de Mexico, S.A.               2,000        65,500
                                                     ------------
                                                         283,900       2.74%
                                                     ------------

  Textiles (2.1%)
     Quiksilver, Inc. (1)                    2,000        59,500
     St. John Knits, Inc.                    1,700        75,225
     Lydall, Inc.                            2,000        47,750
     Marisa Christina, Inc.                  2,000        34,000
                                                     ------------
                                                         216,475       2.09%
                                                     ------------





        Total Equity Securities (Cost $8,244,770)      9,838,939     94.906%
                                                    ------------


         TOTAL INVESTMENTS (94.9%) (3)
            (Cost $8,244,770) (2)                      9,838,839     94.906%
                                                    ============



Notes to Portfolio of Investments:

(1) These equity securities have not declared dividends in the past twelve months.

(2) Cost of investments is substantially the same for federal income tax purposes.

(3) The percentages shown represent the percentage of the investments to net assets.